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                            AXSYS TECHNOLOGIES, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                POWER OF ATTORNEY

            The undersigned officer and/or director of Axsys Technologies, Inc., a Delaware corporation (the "Registrant"), does hereby make, constitute and appoint each of Stephen W. Bershad and David A. Almeida, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) Post-Effective Amendment No. 1 (the "Post-Effective Amendment") to the
Registration Statement on Form S-8 dated June 6, 1994 (the "Original
Registration Statement") with respect to the registration under the Securities
Act of 1933, as amended (the "1933 Act"), of shares of Common Stock of the Registrant issuable in connection with the Axsys Technologies, Inc. 401(k)
Retirement Plan (the "401(k) Plan"), (ii) a Registration Statement on Form S-8
(the "Form S-8 Registration Statement") with respect to the registration under the 1933 Act of shares of Common Stock of the Registrant issuable in connection with the 401(k) Plan, in addition to those registered pursuant to the Original
Registration Statement, (iii) any and all amendments, including post-effective amendments, and exhibits to the Original Registration Statement, the Post-Effective Amendment and the Form S-8 Registration Statement and (iv) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Original Registration
Statement, the Post-Effective Amendment and the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

            IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 28th day of June, 2004.

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
Signature                               Title
---------                               -----
/s/ Stephen W. Bershad                  Chairman of the Board and
--------------------------------------  Chief Executive Officer
Stephen W. Bershad


/s/ David A. Almeida                    Vice President, Chief Financial Officer,
--------------------------------------  Secretary and Treasurer
David A. Almeida


/s/ Anthony J. Fiorelli, Jr.            Director
--------------------------------------
Anthony J. Fiorelli, Jr.


/s/ Eliot M. Fried                      Director
--------------------------------------
Eliot M. Fried


/s/ Richard F. Hamm, Jr.                Director
--------------------------------------
Richard F. Hamm, Jr.


/s/ Robert G. Stevens                   Director
--------------------------------------
Robert G. Stevens